                              SI TECHNOLOGIES, INC.

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of SI Technologies, Inc. ("SI") and AeroGo, Inc. ("AeroGo") for the year ended July 31, 1996 and the nine months ended April 30, 1997 and financial position as of April 30, 1997. The operations of AeroGo Europe, which were sold immediately prior to the acquisition, are considered diposed of for the purpose of this presentation.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated on August 1, 1995, nor which may result from future operations. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. The acquisition has been accounted for using the purchase method of accounting. These pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company and the acquisition document.

                              SI TECHNOLOGIES, INC.
                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (UNAUDITED)


                                                                HISTORICAL
                                                              APRIL 30, 1997

ASSETS
                                                                                                                    PRO FORMA
                                                            SI                AEROGO           ADJUSTMENTS           COMBINED
                                                      ---------------------------------       ---------------------------------
Current assets:
Cash and cash equivalents                             $    107,281        $  1,323,966        $          -        $  1,431,247
   Trade accounts receivable, less allowance
      for doubtful accounts of $106,166
      and $35,000 respectively                           1,973,699           1,532,138                   -           3,505,837
   Inventories                                           2,007,590             928,181                   -           2,935,771
   Deferred tax asset                                      289,000                   -                   -             289,000
   Other current assets                                    314,007              45,742                   -             359,749
                                                      ---------------------------------       ---------------------------------
      Total current assets                               4,691,577           3,830,027                   -           8,521,604

Property and equipment, less accumulated
   depreciation and amortization                           829,814             183,744              50,000 (1)       1,063,558

Other assets:
   Intangible assets, net                                3,187,605                   -           3,738,620 (2)       6,926,225
   Other                                                   428,944                   -                   -             428,944
                                                      ---------------------------------       ---------------------------------
TOTAL ASSETS                                          $  9,137,940        $  4,013,771        $  3,788,620        $ 16,940,331
                                                      ---------------------------------       ---------------------------------
                                                      ---------------------------------       ---------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable to bank                              $          -        $          -        $          -        $          -
   Current maturities of long term debt                    100,000             108,700           3,271,428 (3)       3,480,128
   Put option obligation - current                         385,000                   -                   -             385,000
   Trade accounts payable                                1,046,235             770,214             250,000 (4)       2,066,449
   Income taxes payable                                                          6,225                   -               6,225
   Accrued liabilities                                     545,682             412,652                   -             958,334
                                                      ---------------------------------       ---------------------------------
      Total current liabilities                          2,076,917           1,297,791           3,521,428           6,896,136

Long-term debt, less current maturities                  1,788,090             254,600           2,728,572 (3)       4,771,262
Deferred taxes                                              83,000                   -                   -              83,000

Stockholders' equity:                                    5,189,933           2,461,380          (2,461,380)(5)       5,189,933
                                                      ---------------------------------       ---------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                          $  9,137,940        $  4,013,771        $  3,788,620        $ 16,940,331
                                                      ---------------------------------       ---------------------------------
                                                      ---------------------------------       ---------------------------------


            See notes to pro forma combined condensed balance sheet.

                              SI TECHNOLOGIES, INC.

               NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   (UNAUDITED)


(1)  Revaluation to fair value of acquired property and equipment.

(2) Increase to intangible assets (goodwill). The goodwill associated with the AeroGo acquisition will be amortized over a period of 25 years.

(3) Increase to long term debt associated with the acquisition financing of AeroGo.

(4)  Adjustments to record accrued expenses associated with the acquisition.

(5)  Elimination of AeroGo stockholders' equity.

                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (UNAUDITED)


                                                                HISTORICAL
                                                         FOR THE NINE MONTHS ENDED
                                                              APRIL 30, 1997

                                                                                                                    PRO FORMA
                                                            SI                AEROGO           ADJUSTMENTS           COMBINED
                                                      ---------------------------------       ---------------------------------
Net sales                                             $  8,256,987        $  6,702,155        $          -        $ 14,959,142
Cost of sales                                            4,621,468           3,348,654               5,250 (1)       7,975,372
                                                      ---------------------------------       ---------------------------------
      Gross profit                                       3,635,519           3,353,501              (5,250)          6,983,770

Operating expenses:
   Selling, service, general and administrative          2,518,813           1,860,470               2,250 (1)       4,381,533
   Research, development and engineering                   529,484             358,400                   -             887,884
   Amortization of intangibles                              83,173                   -             113,000 (2)         196,173
                                                      ---------------------------------       ---------------------------------
      Total operating expenses                           3,131,470           2,218,870             115,250           5,465,590
                                                      ---------------------------------       ---------------------------------

      Earnings from operations                             504,049           1,134,631            (120,500)          1,518,180

Interest expense                                          (154,926)            (29,171)           (628,000)(3)        (812,097)
Other income (expense), net                                   (725)             21,212                   -              20,487
                                                      ---------------------------------       ---------------------------------

      Net earnings before income taxes                     348,398           1,126,672            (748,500)            726,570

Income tax (expense) benefit                              (128,907)           (338,000)            216,000 (4)        (250,907)

                                                      ---------------------------------       ---------------------------------
      Net earnings (loss)                             $    219,491        $    788,672        $   (532,500)       $    475,663
                                                      ---------------------------------       ---------------------------------
                                                      ---------------------------------       ---------------------------------


Net earnings per common and
      common equivalent share                         $        .09                                                $        .19
                                                      -------------                                               -------------
                                                      -------------                                               -------------

Weighted average common and common
equivalent shares outstanding                            2,440,501                                                   2,440,501


        See notes to pro forma combined condensed statements of earnings.

                              SI TECHNOLOGIES, INC.
               PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (UNAUDITED)


                                                                HISTORICAL
                                                        FOR THE TWELVE MONTHS ENDED
                                                               JULY 31, 1996

                                                                                                                    PRO FORMA
                                                            SI                AEROGO           ADJUSTMENTS           COMBINED
                                                      ---------------------------------       ---------------------------------
Net sales                                             $ 11,087,537        $  8,490,484        $          -        $ 19,578,021
Cost of sales                                            5,771,310           4,208,877               7,000 (1)       9,987,187
                                                      ---------------------------------       ---------------------------------
      Gross profit                                       5,316,227           4,281,607              (7,000)          9,590,834

Operating expenses:
   Selling, service, general and administrative          3,329,126           2,526,538               3,000 (1)       5,858,664
   Research, development and engineering                   904,655             418,437                   -           1,323,092
   Amortization of intangibles                              96,774                   -             150,000 (2)         246,774
                                                      ---------------------------------       ---------------------------------
      Total operating expenses                           4,330,555           2,944,975             153,000           7,428,530
                                                      ---------------------------------       ---------------------------------

      Earnings from operations                             985,672           1,336,632            (160,000)          2,162,304

Interest expense                                          (112,355)            (24,592)           (873,000)(3)      (1,009,947)
Other income (expense), net                                 57,288               1,081                   -              58,369
                                                      ---------------------------------       ---------------------------------

      Net earnings before income taxes                     930,605           1,313,121          (1,033,000)          1,210,726

Income tax (expense) benefit                              (349,416)           (390,000)            300,000 (4)        (439,416)

                                                      ---------------------------------       ---------------------------------
      Net earnings (loss)                             $    581,189        $    923,121        $   (733,000)       $    771,310
                                                      ---------------------------------       ---------------------------------
                                                      ---------------------------------       ---------------------------------


Net earnings per common and
      common equivalent share                         $        .24                                                $        .32
                                                      -------------                                               -------------
                                                      -------------                                               -------------

Weighted average common and common
equivalent shares outstanding                            2,426,088                                                   2,426,501


        See notes to pro forma combined condensed statements of earnings.

                              SI TECHNOLOGIES, INC.

          NOTES TO PRO FORMA COMBINED CONDENSED STATEMENTS OF EARNINGS
                                   (UNAUDITED)


(1) Adjustment to increase depreciation expense resulting from the revaluation of acquired property and equipment. The acquired assets will be depreciated over service lives from two years to seven years.

(2) Amortization of amounts assigned to intangible assets acquired in the acquisition of AeroGo. The full adjustment amount to intangible assets is assigned to goodwill and will be amortized over a period of 25 years.

(3) Adjustment to reflect the increased interest expense associated with the debt financing of the AeroGo acquisition. The acquisition financing includes a one year term loan that is assumed to be renewed substantially under its current terms.

(4)  Tax effects of pro forma adjustments.